KRANESHARES TRUST

KFA Mount Lucas Managed Futures Index Strategy ETF

(the “Fund”)

Supplement dated February 15, 2023 to the currently effective Statutory Prospectus, as it may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2022.

Effective immediately, the third sentence under the “Shareholder Information – Investments in Registered Investment Companies” section in the Statutory Prospectus is deleted in its entirety.

As a result, other registered investment companies will be permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in Rule 12d1-4 of the Investment Company Act of 1940, including that such investment companies enter into an agreement with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.